SOUND EQUITY INCOME ETF

Schedule of Investments at February 28, 2022 (Unaudited)

	Shares	Value
Common Stocks - 99.4%
Advertising - 3.7%
Omnicom Group, Inc.	6,771	$568,019

Apparel - 3.3%
Hanesbrands, Inc.	32,891	508,166

Banks - 3.0%
First Horizon Corp.	19,896	467,158

Chemicals - 6.9%
Dow, Inc.	5,883	346,862
LyondellBasell Industries NV	7,442	723,585
		1,070,447
Commercial Services - 4.8%
H&R Block, Inc.	29,856	740,727

Computers - 9.0%
HP, Inc.	14,795	508,356
International Business Machines Corp.	3,860	472,889
Seagate Technology Holdings PLC	4,091	422,027
		1,403,272
Diversified Financial Services - 3.5%
Franklin Resources, Inc.	18,123	538,797

Electric - 3.1%
Entergy Corp.	2,209	232,409
NorthWestern Corp.	4,034	243,976
		476,385
Forest Products & Paper - 2.5%
International Paper Co.	8,764	381,497

Healthcare - Products - 2.1%
Patterson Companies, Inc.	10,997	328,810

Housewares - 2.1%
Newell Brands, Inc.	13,722	325,898

Insurance - 5.3%
Principal Financial Group, Inc.	11,760	830,727

Office & Business Equipment - 2.4%
Xerox Holdings Corp.	19,334	381,073

Oil & Gas - 7.1%
TotalEnergies SE - ADR	8,980	453,759
Valero Energy Corp.	7,680	641,357
		1,095,116
Packaging & Containers - 3.7%
Greif, Inc. - Class A	10,131	576,657

Pharmaceuticals - 12.6%
AbbVie, Inc.	6,314	933,020
Johnson & Johnson	2,040	335,723
Pfizer, Inc.	14,456	678,564
		1,947,307
Pipelines - 7.2%
Enbridge, Inc.	16,344	705,734
ONEOK, Inc.	6,340	414,002
		1,119,736
Retail - 4.0%
MSC Industrial Direct Co., Inc. - Class A	3,120	241,738
Walgreens Boots Alliance, Inc.	8,184	377,200
		618,938
Savings & Loans - 7.6%
New York Community Bancorp, Inc.	56,768	655,103
People's United Financial, Inc.	25,058	528,222
		1,183,325
Telecommunications - 5.5%
AT&T, Inc.	18,240	432,106
Cisco Systems, Inc.	7,479	417,104
		849,210
Total Common Stocks
(Cost $14,663,430)		15,411,265

Short Term Investments - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund, Class X, 0.026% (1)	45,702	45,702
Total Short-Term Investments
(Cost $45,702)		45,702

Total Investments in Securities - 99.7%
(Cost $14,709,132)	15,456,967
Other Assets Less Liabilities - 0.3%	50,405
Net Assets - 100.0%	$15,507,372

ADR	American Depositary Receipt.
(1)	The rate shown is the annualized seven-day effective yield as of February 28, 2022.

Summary of Fair Value Exposure at February 28, 2022 (Unaudited)

The Sound Equity Income ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 28, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$15,411,265	$–	$–	$15,411,265
Short-Term Investments	45,702	–	–	45,702
Total Investments in Securities	$15,456,967	$–	$–	$15,456,967

(1) See Schedule of Investments for industry breakout.